FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

Date of Report (Date of earliest event reported) October 11, 2005

Rub A Dub Soap, Inc.
(Exact Name of Small Business Issuer as specified in its charter)

Colorado                 000-032103                     84-1609495
(State or other            (Commission             (IRS Employer File Number)
jurisdiction of              File No.)
incorporation)

13279 West Ohio Avenue, Lakewood, Colorado 80228
(Address of principal executive offices including zip code)

(303) 949-5834
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

References in this document to "us," "we," or "the Company" refer to Rub A Dub Soap, Inc.

Item 8.01 Other Event

In March, 2005, our former legal counsel brought an action for payment of legal fees against us. The case was brought in the Colorado State District Court for Jefferson County as Cudd and Associates v. Rub A Dub, et al. This case was completely settled as to all parties on October 6, 2005, without anyone admitting liability.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                               Rub A Dub Soap, Inc.

Dated: October 11, 2005                                                         By: /s/ Lisa R. Powell
                                                                                                      Lisa R. Powell, President